Veredus Funds
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                               VEREDUS GROWTH FUND


ITEM                                   SECTION IN PROSPECTUS

  1........................Cover Page
  2........................Summary of Fund Expenses
  3........................Performance Information
  4........................The Fund, Investment Objective and Strategies and
                           Risk Considerations, Operation of the Fund,
                           General Information
  5........................Operation of the Fund,(Supplement to the Prospectus)
  5A.......................None
  6........................Cover Page, Dividends and Distributions, Taxes,
                           General Information, How to Redeem Shares
  7........................Cover Page, How to Invest in the Fund, Share Price
                           Calculation, Operation of the Fund, How to Redeem Shares
  8........................How to Redeem Shares
  9........................None..
 13........................Investment Objectives and Strategies and Risk
                           Considerations
 15........................General Information


                                       SECTION IN STATEMENT OF
ITEM                                   ADDITIONAL INFORMATION

 10........................Cover Page
 11........................Table of Contents
 12........................None
 13........................Additional Information About Fund Investments and
                           Risk Considerations, Investment Limitations
 14........................Trustees and Officers
 15........................Description of the Trust
 16........................The Investment Adviser, Custodian, Transfer Agent,
                           Accountants, Trustees and Officers
 17........................Portfolio Transactions and Brokerage
 18........................Description of the Trust
 19........................Determination of Share Price
 20........................None
 21........................Distributor
 22........................Investment Performance
 23........................Financial Statements



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                        Supplement Dated October 27, 1998
                        To Prospectus Dated June 24, 1998

     The following information supplements the section of the Prospectus titled "Operation of the Fund", page 11.

     On October 26, 1998, Veredus Asset Management LLC ("VAM"), the investment adviser to the Veredus Growth Fund, informed the Board of Trustees of Veredus Funds that VAM had entered into an agreement pursuant to which Alleghany Asset Management, Inc. ("Alleghany") will purchase a significant interest in VAM. The purchase by Alleghany is contingent on approval, by the shareholders of Veredus Growth Fund, of the reorganization and merger of Veredus Growth Fund into a new series of the Alleghany Funds (the "New Fund"), which would result in the Fund becoming one of the funds in the Alleghany family of funds. VAM will be the investment adviser to the New Fund, and the New Fund will have the same investment objective and substantially the same investment policies as Veredus Growth Fund. The New Fund will have no operations until the reorganization occurs. In addition, VAM anticipates no significant changes in its operations or personnel as a result of Alleghany's purchase. The Board of Trustees considered the proposed reorganization and its effect on shareholders and has determined that the proposed reorganization is in the best interests of the shareholders of Veredus Growth Fund. The Board of Trustees approved the reorganization, subject to shareholder approval. It is anticipated that shareholders will soon receive a notice of a shareholder meeting and a proxy statement explaining the proposed reorganization in more detail.

     The proxy statement will also request shareholder approval of an "interim" management agreement. The interim management agreement may be necessary because the proposed purchase by Alleghany Asset Management, Inc. of an interest in VAM could result in the automatic termination of the current management agreement. If Alleghany Asset Management's purchase occurs prior to the consummation of the proposed reorganization, the interim agreement will take effect. The interim agreement is identical to the existing management agreement, except for its effective date.

     This supplement, and the Prospectus dated June 24, 1998, contain information that you should know before investing in the Veredus Growth Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated June 24, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge by calling 1-877-VEREDUS.